SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2001.

Rational Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-12167	54-1217099
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18880 Homestead Road
Cupertino, California 95014
(Address of principal executive offices)

(408) 863-9900
(Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 5, 2001, Rational Software Corporation ("Rational") acquired Catapulse Inc., a Delaware corporation ("Catapulse") through the merger (the "Merger") of Catapulse with Rational, with Rational as the surviving corporation, pursuant to an Amended and Restated Agreement and Plan of Reorganization (the "Agreement") dated as of November 27, 2000 by and among Rational, Catapulse, Reindeer Acquisition Corporation, Paul Levy, Michael Devlin, U.S. Bank Trust, National Association as escrow agent and Paul Levy as securityholder agent. The Merger became effective at 4:30 p.m. on February 5, 2001 (the "Effective Time"), pursuant to a Certificate of Merger filed with the Secretary of State of the State of Delaware.

Rational received stockholder approval for the issuance of shares of Rational common stock to the former stockholders of Catapulse in the Merger. Over 99% of Rational's stockholders voting voted in favor of the proposal.

At the Effective Time each share of Catapulse's outstanding capital stock was converted into the right to receive 0.0825 shares of Rational common stock. A Registration Statement on Form S-4, as amended, with respect to the shares of Rational common stock issued in the Merger was filed with the Securities and Exchange Commission by Rational on January 2, 2001.

All of Catapulse's stock options, whether vested or unvested, were converted into Rational stock options and each option so assumed by Rational constitutes an option to acquire, on the same terms and conditions (including the same vesting schedule) as were applicable under such option prior to the Effective Time, that number of whole shares of Rational's common stock equal to the product of the number of shares of Catapulse common stock formerly subject to such option multiplied by the exchange ratio of 0.0825 (rounded down to the nearest whole number). Each assumed option has an exercise price per share equal to the quotient obtained by dividing the exercise price per share of the Catapulse common stock formerly subject to such option by 0.0825 (rounded up to the nearest whole cent).

The Merger will be accounted for as a purchase and, accordingly, the acquired assets and liabilities of Catapulse will be recorded at estimated fair values.

The summary of the terms of the Agreement set forth above is qualified by reference to the Agreement, which is incorporated herein by reference to Annex A to the Form S-4.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The financial statements described in paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act are included in the Form S-4, as amended, as filed by Rational with the Securities and Exchange Commission on January 2, 2001.

(b) Pro Forma Financial Information.

The financial statements described in paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act are included in the Form S-4, as amended, as filed by Rational with the Securities and Exchange Commission on January 2, 2001.

(c) Exhibits.

Number	Description
2.1

Amended and Restated Agreement and Plan and Reorganization dated as of November 27, 2000 by and among Rational Software Corporation, Reindeer Acquisition Corporation, Catapulse Inc., Paul Levy and Michael Devlin, U.S. Bank Trust, National Association as Escrow Agent, and Paul Levy as Securityholder Agent, filed as Exhibit 2.1 to Rational's Form S-4, as filed with the Securities and Exchange Commission on January 2, 2001, and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RATIONAL SOFTWARE CORPORATION

/s/ Timothy Brennan

Timothy Brennan, Chief Financial Officer and Secretary

Date: February 8 , 2001

Exhibit Index.

Number	Description
2.1

2.1 Amended and Restated Agreement and Plan and Reorganization dated as of November 27, 2000 by and among Rational Software Corporation, Reindeer Acquisition Corporation, Catapulse Inc., Paul Levy and Michael Devlin, U.S. Bank Trust, National Association as Escrow Agent, and Paul Levy as Securityholder Agent, filed as Exhibit 2.1 to Rational's Form S-4, as filed with the Securities and Exchange Commission on January 2, 2001, and incorporated by reference herein.